Bank of Hawaii Corporation Second Quarter 2020 Financial Results

•Diluted Earnings Per Share $0.98
•Net Income $38.9 Million
•Board of Directors Approves Dividend of $0.67 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 27, 2020) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.98 for the second quarter of 2020 compared with diluted earnings per share of $0.87 in the previous quarter and from diluted earnings per share of $1.40 in the same quarter last year. Net income for the second quarter of 2020 was $38.9 million compared with net income of $34.7 million in the first quarter of 2020 and net income of $56.9 million in the second quarter of 2019.

Loan and lease balances increased to $11.8 billion at June 30, 2020, up 4.0 percent from March 31, 2019 and up 9.7 percent compared with June 30, 2019. Total deposits reached a new record high of $17.4 billion at the end of the second quarter of 2020, up 8.5 percent from March 31, 2020 and up 12.5 percent compared with June 30, 2019.

“Bank of Hawaii Corporation continued to perform well in this very challenging environment,” said Peter Ho, Chairman, President and CEO. “Our balance sheet continued to grow while maintaining strong levels of capital and liquidity. Our asset quality remained stable during the quarter and we are well positioned for the future. During the quarter we reopened nine of our branches and our dedicated employees were able to support the needs of our customers and community during this unprecedented period.”

The return on average assets for the second quarter of 2020 was 0.82 percent, up from 0.77 percent in the previous quarter and down from 1.31 percent in the same quarter last year. The return on average equity for the second quarter of 2020 was 11.58 percent, up from 10.64 percent for the first quarter of 2020 and down from 17.97 percent for the second quarter of 2019. The efficiency ratio for the second quarter of 2020 improved to 49.95 percent compared with 55.96 percent in the previous quarter and 54.69 percent in the same quarter last year.

For the six-month period ended June 30, 2020, net income was $73.7 million, down from net income of $115.7 million during the same period last year. Diluted earnings per share were $1.85 for the first half of 2020 compared with diluted earnings per share of $2.82 for the first half of 2019.

- more -

Bank of Hawaii Corporation Second Quarter 2020 Financial Results      Page 2

The return on average assets for the six-month period ended June 30, 2020 was 0.79 percent compared with the return on average assets of 1.34 percent for the same six months in 2019. The year-to-date return on average equity was 11.11 percent for the first half of 2020 compared with the return on average equity of 18.39 percent for the first half of 2019. The efficiency ratio for the first half of 2020 improved to 52.90 percent compared with 54.95 percent in the same period last year.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the second quarter of 2020 was $127.0 million, an increase of $0.7 million compared with $126.3 million in the first quarter of 2020 and an increase of $2.7 million compared with $124.3 million in the second quarter of 2019. Net interest income in the second quarter of 2020 included an interest recovery of $2.9 million. Net interest income, on a taxable equivalent basis, for the first half of 2020 was $253.4 million, an increase of $2.9 million compared with net interest income of $250.5 million for the first half of 2019. Analyses of the changes in net interest income are included in Tables 8a, 8b and 8c.

The net interest margin was 2.83 percent for the second quarter of 2020, down 13 basis points from 2.96 percent in the previous quarter and down 21 basis points from the net interest margin of 3.04 percent in the second quarter of 2019. The decrease in the net interest margin is largely due to lower rates and higher levels of liquidity. The net interest margin for the first six months of 2020 was 2.90 percent compared with the net interest margin of 3.08 percent for the same six-month period last year.

Results for the second quarter of 2020 included a provision for credit losses of $40.4 million compared with $33.6 million in the previous quarter and $4.0 million in the same quarter last year. The provision for credit losses during the first half of 2020 was $74.0 million compared with a provision for credit losses of $7.0 million during the same period in 2019.

Noninterest income was $51.3 million in the second quarter of 2020, an increase of $5.2 million compared with $46.1 million in the first quarter of 2020 and an increase of $5.8 million compared with $45.5 million in the second quarter of 2019. Noninterest income during the second quarter of 2020 included a gain of $14.2 million related to a sale of Visa Class B shares. There were no significant items in noninterest income during the first quarter of 2020 or the second quarter of 2019. Adjusted for the sale of the Visa shares, the decline in noninterest income compared to the prior quarter was due to reductions in overdraft and ATM fees and lower customer derivative activity. Noninterest income for the first half of 2020 was $97.4 million, an increase of $8.3 million compared with noninterest income of $89.1 million for the first half of 2019.

Noninterest expense was $88.9 million in the second quarter of 2020, a decrease of $7.4 million compared with $96.3 million in the first quarter of 2020 and a decrease of $3.8 million compared with $92.7 million in the second quarter last year. There were no significant items in noninterest expense during the second quarter of 2020 or the second quarter of 2019. Noninterest expense in the first quarter of 2020 included seasonal payroll expenses of approximately $3.1 million and severance expenses of $4.7 million that were partially offset by the elimination of corporate incentive accruals. Noninterest expense for the first half of 2020 was $185.2 million, a decrease of $0.6 million compared with noninterest expense of $185.8 million for the first half of 2019. An analysis of noninterest expenses related to salaries and benefits is included in Table 9.

The effective tax rate for the second quarter of 2020 was 20.05 percent compared with 17.68 percent in the previous quarter and 21.84 percent in the same quarter last year. The effective tax rate for the first half of 2020 was 18.95 percent compared with an effective tax rate of 20.35 percent during the same period last year.

- more -

Bank of Hawaii Corporation First Quarter 2020 Financial Results      Page 3

The Company’s business segments are defined as Consumer Banking, Commercial Banking, and Treasury & Other. Results for the business segments are determined based on the Company’s internal financial management reporting process and organizational structure. Selected financial information is included in Tables 13a and 13b. The Company’s business segments are defined as Consumer Banking, Commercial Banking, and Treasury & Other. Results for the business segments are determined based on the Company’s internal financial management reporting process and organizational structure. Selected financial information is included in Tables 13a and 13b.

Asset Quality

The Company’s asset quality remained relatively stable during the second quarter of 2020. Total non-performing assets were $22.7 million at June 30, 2020 compared with $20.6 million at March 31, 2020 and $21.8 million at June 30, 2019. As a percentage of total loans and leases, including foreclosed real estate, non-performing assets were 0.19 percent at the end of the second quarter of 2020 compared with 0.18 percent at the end of the first quarter of 2020 and 0.20 percent at the end of the second quarter last year.

Accruing loans and leases past due 90 days or more were $8.9 million at June 30, 2020 compared with $8.5 million at March 31, 2020 and $6.4 million at June 30, 2019. Restructured loans not included in non-accrual loans or accruing loans past due 90 days or more were $59.7 million at June 30, 2020, compared with $61.4 million at March 31, 2020 and $48.6 million at June 30, 2019. More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.

Net loan and lease charge-offs during the second quarter of 2020 were $5.1 million or 0.18 percent annualized of total average loans and leases outstanding. Loan and lease charge-offs of $8.3 million during the quarter were partially offset by recoveries of $3.2 million. Net charge-offs during the first quarter of 2020 were $3.7 million or 0.14 percent annualized of total average loans and leases outstanding and comprised of $7.2 million in charge-offs and recoveries of $3.4 million. Net charge-offs during the second quarter of 2019 were $2.4 million or 0.09 percent annualized of total average loans and leases outstanding and comprised of $5.1 million in charge-offs and recoveries of $2.8 million. Net charge-offs during the first half of 2020 were $8.9 million or 0.16 percent annualized of total average loans and leases outstanding compared with net charge-offs of $6.0 million or 0.12 percent annualized of total average loans and leases outstanding for the first half of 2019.

The allowance for credit losses was $173.4 million at June 30, 2020 compared with $138.2 million at March 31, 2020 and $107.7 million at June 30, 2019. The ratio of the allowance for credit losses to total loans and leases was 1.47 percent at June 30, 2020 compared with 1.22 percent at March 31, 2020 and 1.00 percent at June 30, 2019. The reserve for unfunded commitments was $2.5 million at June 30, 2020 compared with $3.3 million at March 31, 2020 and $6.8 million at June 30, 2019. Details of loan and lease charge-offs, recoveries and components of the total reserve for credit losses are summarized in Table 12.

Other Financial Highlights

Total assets increased to $19.8 billion at June 30, 2020 compared with $18.5 billion at March 31, 2020 and $17.7 billion at June 30, 2019. Average total assets were $19.2 billion during the second quarter of 2020 compared with $18.2 billion during the previous quarter and $17.5 billion during the second quarter last year.

- more -

Bank of Hawaii Corporation First Quarter 2020 Financial Results       Page 4

The investment securities portfolio was $6.0 billion at June 30, 2020, up from $5.7 billion at March 31, 2020 and $5.6 billion at June 30, 2019. The portfolio remains largely comprised of securities issued by U.S. government agencies and includes $3.3 billion in securities held to maturity and $2.7 billion in securities available for sale. The securities portfolio at March 31, 2020 included $3.0 billion in securities held to maturity and $2.7 billion in securities available for sale compared with $3.0 billion in securities held to maturity and $2.6 billion in securities available for sale at June 30, 2019.

Total loans and leases were $11.8 billion at June 30, 2020, up from $11.4 billion at March 31, 2020 and $10.8 billion at June 30, 2019. Average total loans and leases increased to $11.7 billion during the second quarter of 2020 compared with $11.1 billion during the previous quarter and $10.6 billion during the same quarter last year. The commercial loan portfolio was $5.0 billion at June 30, 2020, up $492.2 million or 10.9 percent from commercial loans of $4.5 billion at March 31, 2020, and up $920.4 million or 22.4 percent from commercial loans of $4.1 billion at June 30, 2019. The consumer loan portfolio decreased to $6.8 billion at June 30, 2020, down $39.6 million or 0.6 percent from consumer loans of $6.8 billion at March 31, 2020 and increased $125.8 million or 1.9 percent from consumer loans of $6.7 billion at June 30, 2019. Loan and lease portfolio balances are summarized in Table 10.

Total deposits were $17.4 billion at June 30, 2020, up from $16.1 billion at March 31, 2020 and $15.5 billion at June 30, 2019. Average total deposits were $16.7 billion during the second quarter of 2020, up from $15.8 billion during the previous quarter and $15.2 billion during the same quarter last year. Consumer deposits increased to $8.8 billion at June 30, 2020, up $472.4 million or 5.7 percent from consumer deposits of $8.3 billion at March 31, 2020 and up $886.6 million or 11.3 percent from consumer deposits of $7.9 billion at June 30, 2019. Commercial deposits increased to $7.3 billion at June 30, 2020, up $936.5 million or 14.7 percent from commercial deposits of $6.4 billion at March 31, 2020 and up $1.1 billion or 18.1 percent from commercial deposits of $6.2 billion at June 30, 2019. Other deposits, including public funds, were $1.4 billion at June 30, 2020, down $41.1 million or 2.9 percent from March 31, 2020 and down $68.3 million or 4.8 percent from June 30, 2019. Deposit balances are summarized in Tables 7a, 7b, and 10.

Total shareholders’ equity increased to $1.4 billion at June 30, 2020 compared with $1.3 billion at March 31, 2020 and June 30, 2019. There were no shares repurchased during the second quarter of 2020. The Tier 1 Capital Ratio at June 30, 2020 was 12.04 percent compared with 11.81 percent at March 31, 2020 and 12.46 percent at June 30, 2019. The Tier 1 leverage ratio at June 30, 2020 was 6.90 percent compared with 7.12 percent at March 31, 2020 and 7.36 percent at June 30, 2019.

The Company’s Board of Directors declared a quarterly cash dividend of $0.67 per share on the Company’s outstanding shares. The dividend will be payable on September 15, 2020 to shareholders of record at the close of business on August 31, 2020.

Conference Call Information

The Company will review its second quarter 2020 financial results today at 2:00 p.m. Eastern Time (8:00 a.m. Hawaii Time). The conference call including presentation materials will be accessible via teleconference and via the investor relations link of Bank of Hawaii Corporation's website, www.boh.com. The toll-free number is 1 (844) 543-5235 in the United States and Canada and 1 (703) 318-2209 for other international callers. Use the pass code “Bank of Hawaii” to access the call. A replay will be available for one week beginning approximately 11:00 a.m. Hawaii Time on Monday, July 27, 2020. The replay number is 1 (855) 859-2056 in the United States and Canada and 1 (404) 537-3406 from other international locations. Enter the conference ID 5959108 when prompted. In addition, a replay will be available on the Company's website, www.boh.com.

- more -

Bank of Hawaii Corporation First Quarter 2020 Financial Results       Page 5

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. Do not unduly rely on forward-looking statements. Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the U.S. Securities and Exchange Commission. We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers, and governments in Hawaii and the West Pacific. The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897. For more information about Bank of Hawaii Corporation, see the Company’s website, www.boh.com.

# # # #

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Six Months Ended
	June 30,	December 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2020	2019	2019	2020	2019
For the Period:
Operating Results
Net Interest Income	$126,691	$125,966	$124,097	$252,657	$248,934
Provision for Credit Losses	40,400	33,600	4,000	74,000	7,000
Total Noninterest Income	51,268	46,149	45,450	97,417	89,129
Total Noninterest Expense	88,892	96,312	92,725	185,204	185,782
Net Income	38,908	34,742	56,919	73,650	115,718
Basic Earnings Per Share	0.98	0.88	1.40	1.86	2.84
Diluted Earnings Per Share	0.98	0.87	1.40	1.85	2.82
Dividends Declared Per Share	0.67	0.67	0.65	1.34	1.27

Performance Ratios
Return on Average Assets	0.82%	0.77%	1.31%	0.79%	1.34%
Return on Average Shareholders' Equity	11.58	10.64	17.97	11.11	18.39
Efficiency Ratio [1]	49.95	55.96	54.69	52.90	54.95
Net Interest Margin [2]	2.83	2.96	3.04	2.90	3.08
Dividend Payout Ratio [3]	68.37	76.14	46.43	72.04	44.72
Average Shareholders' Equity to Average Assets	7.04	7.21	7.27	7.12	7.31

Average Balances
Average Loans and Leases	$11,727,649	$11,060,707	$10,631,558	$11,394,178	$10,549,893
Average Assets	19,189,581	18,222,602	17,480,651	18,706,092	17,359,031
Average Deposits	16,679,511	15,817,745	15,162,782	16,248,628	15,067,622
Average Shareholders' Equity	1,351,345	1,313,848	1,270,162	1,332,596	1,268,808

Per Share of Common Stock
Book Value	$33.76	$33.20	$31.61	$33.76	$31.61
Tangible Book Value	32.97	32.41	30.83	32.97	30.83
Market Value
Closing	61.41	54.91	82.91	61.41	82.91
High	72.74	95.53	84.53	95.53	84.53
Low	51.15	46.70	75.24	46.70	66.54

		June 30,	March 31,	December 31,	June 30,
		2020	2020	2019	2019
As of Period End:
Balance Sheet Totals
Loans and Leases		$11,805,370	$11,352,780	$10,990,892	$10,759,129
Total Assets		19,769,942	18,542,233	18,095,496	17,688,845
Total Deposits		17,423,155	16,055,361	15,784,482	15,488,821
Other Debt		60,524	60,545	85,565	110,605
Total Shareholders' Equity		1,352,082	1,327,929	1,286,832	1,285,948

Asset Quality
Non-Performing Assets		$22,701	$20,604	$20,117	$21,782
Allowance for Loan and Lease Losses		173,439	138,150	110,027	107,672
Allowance to Loans and Leases Outstanding		1.47%	1.22%	1.00%	1.00%

Capital Ratios [4]
Common Equity Tier 1 Capital Ratio		12.04%	11.81%	12.18%	12.46%
Tier 1 Capital Ratio		12.04	11.81	12.18	12.46
Total Capital Ratio		13.29	13.06	13.28	13.57
Tier 1 Leverage Ratio		6.90	7.12	7.25	7.36
Total Shareholders' Equity to Total Assets		6.84	7.16	7.11	7.27
Tangible Common Equity to Tangible Assets [5]		6.69	7.00	6.95	7.10
Tangible Common Equity to Risk-Weighted Assets [5]		12.07	11.85	11.85	12.17

Non-Financial Data
Full-Time Equivalent Employees		2,112	2,094	2,124	2,152
Branches		67	67	68	68
ATMs		367	382	387	383

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Regulatory capital ratios as of June 30, 2020 are preliminary. CET 1 / Tier 1 Capital Ratios revised from 11.85%, Total Capital Ratio revised from 13.10%, and Tier 1 Leverage Ratio revised from 7.14% as of March 31, 2020.

[5] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 2 “Reconciliation of Non-GAAP Financial Measures."

Bank of Hawaii Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures					Table 2
		June 30,	March 31,	December 31,	June 30,
(dollars in thousands)		2020	2020	2019	2019

Total Shareholders' Equity		$1,352,082	$1,327,929	$1,286,832	$1,285,948
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity		$1,320,565	$1,296,412	$1,255,315	$1,254,431

Total Assets		$19,769,942	$18,542,233	$18,095,496	$17,688,845
Less:	Goodwill	31,517	31,517	31,517	31,517
Tangible Assets		$19,738,425	$18,510,716	$18,063,979	$17,657,328

Risk-Weighted Assets, determined in accordance
	with prescribed regulatory requirements	$10,941,894	$10,944,260	$10,589,061	$10,309,085

Total Shareholders' Equity to Total Assets		6.84%	7.16%	7.11%	7.27%
Tangible Common Equity to Tangible Assets (Non-GAAP)		6.69%	7.00%	6.95%	7.10%

Tier 1 Capital Ratio		12.04%	11.81%	12.18%	12.46%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)		12.07%	11.85%	11.85%	12.17%

Note: Risk-Weighted Assets and Regulatory capital ratios as of June 30, 2020 are preliminary. Risk-Weighted Assets revised from $10,941,909 and Tier 1 Capital Ratio revised from 11.85% as of March 31, 2020.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2020	2020	2019	2020	2019
Interest Income
Interest and Fees on Loans and Leases	$107,628	$108,210	$110,401	$215,838	$218,912
Income on Investment Securities
Available-for-Sale	14,576	16,711	15,072	31,287	28,504
Held-to-Maturity	16,723	19,252	22,149	35,975	44,070
Deposits	1	9	9	10	24
Funds Sold	92	546	730	638	2,174
Other	125	218	210	343	529
Total Interest Income	139,145	144,946	148,571	284,091	294,213
Interest Expense
Deposits	7,954	14,260	18,628	22,214	33,912
Securities Sold Under Agreements to Repurchase	4,020	4,025	4,623	8,045	9,194
Funds Purchased	18	72	512	90	669
Short-Term Borrowings	22	39	1	61	37
Other Debt	440	584	710	1,024	1,467
Total Interest Expense	12,454	18,980	24,474	31,434	45,279
Net Interest Income	126,691	125,966	124,097	252,657	248,934
Provision for Credit Losses	40,400	33,600	4,000	74,000	7,000
Net Interest Income After Provision for Credit Losses	86,291	92,366	120,097	178,657	241,934
Noninterest Income
Trust and Asset Management	10,550	10,915	11,385	21,465	22,146
Mortgage Banking	4,278	2,695	3,336	6,973	5,623
Service Charges on Deposit Accounts	5,097	7,451	7,283	12,548	14,647
Fees, Exchange, and Other Service Charges	9,417	13,200	14,252	22,617	28,460
Investment Securities Gains (Losses), Net	13,216	(970)	(776)	12,246	(1,611)
Annuity and Insurance	883	928	1,806	1,811	4,384
Bank-Owned Life Insurance	1,649	1,580	1,779	3,229	3,489
Other	6,178	10,350	6,385	16,528	11,991
Total Noninterest Income	51,268	46,149	45,450	97,417	89,129
Noninterest Expense
Salaries and Benefits	50,715	54,463	53,511	105,178	110,097
Net Occupancy	8,761	8,955	8,579	17,716	16,173
Net Equipment	8,195	8,456	6,895	16,651	13,728
Data Processing	4,416	4,788	4,727	9,204	9,253
Professional Fees	3,061	3,208	2,177	6,269	4,630
FDIC Insurance	1,558	1,456	1,290	3,014	2,559
Other	12,186	14,986	15,546	27,172	29,342
Total Noninterest Expense	88,892	96,312	92,725	185,204	185,782
Income Before Provision for Income Taxes	48,667	42,203	72,822	90,870	145,281
Provision for Income Taxes	9,759	7,461	15,903	17,220	29,563
Net Income	$38,908	$34,742	$56,919	$73,650	$115,718
Basic Earnings Per Share	$0.98	$0.88	$1.40	$1.86	$2.84
Diluted Earnings Per Share	$0.98	$0.87	$1.40	$1.85	$2.82
Dividends Declared Per Share	$0.67	$0.67	$0.65	$1.34	$1.27
Basic Weighted Average Shares	39,703,735	39,681,611	40,541,594	39,692,695	40,738,772
Diluted Weighted Average Shares	39,832,475	39,916,986	40,769,767	39,873,334	40,988,001

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2020	2020	2019	2020	2019
Net Income	$38,908	$34,742	$56,919	$73,650	$115,718
Other Comprehensive Income, Net of Tax:
Net Unrealized Gains on Investment Securities	7,730	41,559	16,209	49,289	23,128
Defined Benefit Plans	374	374	245	748	491
Other Comprehensive Income	8,104	41,933	16,454	50,037	23,619
Comprehensive Income	$47,012	$76,675	$73,373	$123,687	$139,337

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2020	2020	2019	2019
Assets
Interest-Bearing Deposits in Other Banks	$2,310	$6,346	$4,979	$3,859
Funds Sold	800,857	96,898	254,574	204,340
Investment Securities
Available-for-Sale	2,726,478	2,681,049	2,619,003	2,649,949
Held-to-Maturity (Fair Value of $3,374,294; $3,104,020; $3,062,882; and $2,973,229)	3,276,829	3,004,139	3,042,294	2,959,611
Loans Held for Sale	20,711	20,789	39,062	22,706
Loans and Leases	11,805,370	11,352,780	10,990,892	10,759,129
Allowance for Loan and Lease Losses	(173,439)	(138,150)	(110,027)	(107,672)
Net Loans and Leases	11,631,931	11,214,630	10,880,865	10,651,457
Total Earning Assets	18,459,116	17,023,851	16,840,777	16,491,922
Cash and Due from Banks	242,423	453,465	299,105	282,164
Premises and Equipment, Net	198,582	196,228	188,388	169,671
Operating Lease Right-of-Use Assets	97,166	98,695	100,838	103,336
Accrued Interest Receivable	50,645	46,996	46,476	49,726
Foreclosed Real Estate	2,506	2,506	2,737	2,737
Mortgage Servicing Rights	22,904	22,537	25,022	24,233
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	291,185	289,536	287,962	285,295
Other Assets	373,898	376,902	272,674	248,244
Total Assets	$19,769,942	$18,542,233	$18,095,496	$17,688,845

Liabilities
Deposits
Noninterest-Bearing Demand	$5,485,015	$4,378,918	$4,489,525	$4,528,251
Interest-Bearing Demand	3,437,654	3,261,101	3,127,205	3,033,066
Savings	6,821,710	6,670,530	6,365,321	6,004,528
Time	1,678,776	1,744,812	1,802,431	1,922,976
Total Deposits	17,423,155	16,055,361	15,784,482	15,488,821
Funds Purchased	—	75,000	—	—
Short-Term Borrowings	—	75,000	—	—
Securities Sold Under Agreements to Repurchase	603,206	603,206	604,306	504,299
Other Debt	60,524	60,545	85,565	110,605
Operating Lease Liabilities	104,741	106,180	108,210	110,483
Retirement Benefits Payable	43,833	44,124	44,504	40,047
Accrued Interest Payable	7,775	7,932	8,040	9,454
Taxes Payable and Deferred Taxes	38,297	32,793	16,085	21,337
Other Liabilities	136,329	154,163	157,472	117,851
Total Liabilities	18,417,860	17,214,304	16,808,664	16,402,897
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: June 30, 2020 - 58,263,452 / 40,047,694;
March 31, 2020 - 58,251,725 / 39,996,510; December 31, 2019 - 58,166,910 / 40,039,695;
and June 30, 2019 - 58,175,367 / 40,687,719)	580	579	579	579
Capital Surplus	586,946	584,392	582,566	577,346
Accumulated Other Comprehensive Gain (Loss)	18,925	10,821	(31,112)	(27,424)
Retained Earnings	1,786,351	1,773,607	1,761,415	1,704,993
Treasury Stock, at Cost (Shares: June 30, 2020 - 18,215,758; March 31, 2020 - 18,255,215;
December 31, 2019 - 18,127,215; and June 30, 2019 - 17,487,648)	(1,040,720)	(1,041,470)	(1,026,616)	(969,546)
Total Shareholders' Equity	1,352,082	1,327,929	1,286,832	1,285,948
Total Liabilities and Shareholders' Equity	$19,769,942	$18,542,233	$18,095,496	$17,688,845

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
				hensive
	Common Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2019	40,039,695	$579	$582,566	$(31,112)	$1,761,415	$(1,026,616)	$1,286,832
Net Income	—	—	—	—	73,650	—	73,650
Other Comprehensive Income	—	—	—	50,037	—	—	50,037
Cumulative Change in Accounting Principle	—	—	—	—	3,632	—	3,632
Share-Based Compensation	—	—	3,704	—	—	—	3,704
Common Stock Issued under Purchase and Equity
Compensation Plans	195,351	1	676	—	1,333	3,041	5,051
Common Stock Repurchased	(187,352)	—	—	—	—	(17,145)	(17,145)
Cash Dividends Declared ($1.34 per share)	—	—	—	—	(53,679)	—	(53,679)
Balance as of June 30, 2020	40,047,694	$580	$586,946	$18,925	$1,786,351	$(1,040,720)	$1,352,082

Balance as of December 31, 2018	41,499,898	577	571,704	(51,043)	1,641,314	(894,352)	1,268,200
Net Income	—	—	—	—	115,718	—	115,718
Other Comprehensive Income	—	—	—	23,619	—	—	23,619
Share-Based Compensation	—	—	4,438	—	—	—	4,438
Common Stock Issued under Purchase and Equity
Compensation Plans	174,709	2	1,204	—	162	2,981	4,349
Common Stock Repurchased	(986,888)	—	—	—	—	(78,175)	(78,175)
Cash Dividends Declared ($1.27 per share)	—	—	—	—	(52,201)	—	(52,201)
Balance as of June 30, 2019	40,687,719	$579	$577,346	$(27,424)	$1,704,993	$(969,546)	$1,285,948

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2020			March 31, 2020			June 30, 2019
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.6	$—	0.18%	$1.4	$—	2.36%	$2.9	$—	1.25%
Funds Sold	545.9	0.1	0.07	152.8	0.6	1.41	123.6	0.8	2.34
Investment Securities
Available-for-Sale
Taxable	2,614.1	14.3	2.19	2,702.4	16.4	2.43	2,004.3	14.3	2.87
Non-Taxable	32.2	0.4	4.45	32.4	0.4	4.40	86.8	0.9	4.15
Held-to-Maturity
Taxable	2,957.6	16.4	2.22	3,036.2	18.9	2.50	3,358.0	21.0	2.50
Non-Taxable	54.4	0.4	2.66	54.7	0.4	2.67	193.0	1.5	3.08
Total Investment Securities	5,658.3	31.5	2.22	5,825.7	36.1	2.48	5,642.1	37.7	2.68
Loans Held for Sale	23.4	0.2	3.24	23.2	0.2	3.54	18.7	0.2	4.05
Loans and Leases [1]
Commercial and Industrial	1,963.8	17.9	3.67	1,409.3	13.2	3.77	1,385.7	14.9	4.31
Commercial Mortgage	2,622.9	22.3	3.42	2,549.4	25.1	3.96	2,386.3	25.9	4.35
Construction	255.8	2.5	3.93	213.2	2.5	4.65	125.3	1.7	5.51
Commercial Lease Financing	110.9	0.5	1.88	111.4	0.5	1.95	159.9	1.0	2.49
Residential Mortgage	3,939.6	36.0	3.65	3,895.4	36.9	3.79	3,730.4	36.0	3.87
Home Equity	1,665.2	14.3	3.45	1,680.2	15.2	3.64	1,694.9	16.2	3.83
Automobile	701.2	6.2	3.55	721.0	6.4	3.56	688.5	6.2	3.62
Other [2]	468.2	7.9	6.77	480.8	8.4	7.06	460.6	8.4	7.33
Total Loans and Leases	11,727.6	107.6	3.68	11,060.7	108.2	3.93	10,631.6	110.3	4.16
Other	34.0	0.1	1.47	34.3	0.2	2.54	35.0	0.2	2.40
Total Earning Assets [3]	17,991.8	139.5	3.11	17,098.1	145.3	3.41	16,453.9	149.2	3.63
Cash and Due from Banks	302.4			278.8			241.6
Other Assets	895.4			845.7			785.2
Total Assets	$19,189.6			$18,222.6			$17,480.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,226.6	0.6	0.07	$3,110.0	1.0	0.12	$2,902.5	1.4	0.19
Savings	6,691.4	2.2	0.13	6,502.4	7.1	0.44	6,002.0	8.9	0.60
Time	1,826.8	5.2	1.13	1,743.0	6.2	1.43	1,866.6	8.3	1.79
Total Interest-Bearing Deposits	11,744.8	8.0	0.27	11,355.4	14.3	0.51	10,771.1	18.6	0.69
Short-Term Borrowings	57.6	—	0.28	57.8	0.1	0.76	82.3	0.5	2.46
Securities Sold Under Agreements to Repurchase	602.9	4.0	2.64	604.1	4.0	2.64	504.3	4.7	3.63
Other Debt	60.5	0.5	2.91	66.9	0.6	3.51	110.6	0.7	2.57
Total Interest-Bearing Liabilities	12,465.8	12.5	0.40	12,084.2	19.0	0.63	11,468.3	24.5	0.85
Net Interest Income		$127.0			$126.3			$124.7
Interest Rate Spread			2.71%			2.78%			2.78%
Net Interest Margin			2.83%			2.96%			3.04%
Noninterest-Bearing Demand Deposits	4,934.7			4,462.3			4,391.7
Other Liabilities	437.8			362.3			350.5
Shareholders' Equity	1,351.3			1,313.8			1,270.2
Total Liabilities and Shareholders' Equity	$19,189.6			$18,222.6			$17,480.7

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $358,000, $357,000, and $601,000 for the three months ended June 30, 2020, March 31, 2020, and June 30, 2019, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis						Table 7b
	Six Months Ended			Six Months Ended
	June 30, 2020			June 30, 2019
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2.0	$—	0.96%	$2.9	$—	1.65%
Funds Sold	349.3	0.6	0.36	182.3	2.2	2.37
Investment Securities
Available-for-Sale
Taxable	2,658.3	30.8	2.31	1,801.2	25.9	2.88
Non-Taxable	32.3	0.7	4.43	182.5	3.3	3.63
Held-to-Maturity
Taxable	2,996.9	35.4	2.36	3,365.7	41.5	2.46
Non-Taxable	54.5	0.7	2.67	213.4	3.3	3.12
Total Investment Securities	5,742.0	67.6	2.35	5,562.8	74.0	2.66
Loans Held for Sale	23.3	0.4	3.39	15.6	0.3	4.16
Loans and Leases [1]
Commercial and Industrial	1,686.5	31.1	3.71	1,371.8	30.2	4.43
Commercial Mortgage	2,586.2	47.4	3.69	2,348.6	50.7	4.36
Construction	234.6	5.0	4.26	137.8	3.6	5.27
Commercial Lease Financing	111.1	1.1	1.91	160.4	1.9	2.38
Residential Mortgage	3,917.5	72.9	3.72	3,705.4	71.5	3.86
Home Equity	1,672.7	29.5	3.55	1,692.5	32.3	3.85
Automobile	711.1	12.6	3.56	678.4	12.3	3.64
Other [2]	474.5	16.3	6.92	455.0	16.3	7.23
Total Loans and Leases	11,394.2	215.9	3.80	10,549.9	218.8	4.17
Other	34.2	0.3	2.01	35.2	0.5	3.00
Total Earning Assets [3]	17,545.0	284.8	3.26	16,348.7	295.8	3.63
Cash and Due from Banks	290.6			241.2
Other Assets	870.5			769.1
Total Assets	$18,706.1			$17,359.0

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,168.3	1.5	0.10	$2,921.1	2.8	0.20
Savings	6,596.9	9.3	0.28	5,882.1	15.7	0.54
Time	1,784.9	11.4	1.28	1,785.4	15.4	1.74
Total Interest-Bearing Deposits	11,550.1	22.2	0.39	10,588.6	33.9	0.65
Short-Term Borrowings	57.7	0.2	0.52	56.8	0.7	2.47
Securities Sold Under Agreements to Repurchase	603.5	8.0	2.64	504.3	9.2	3.63
Other Debt	63.7	1.0	3.23	115.3	1.5	2.56
Total Interest-Bearing Liabilities	12,275.0	31.4	0.51	11,265.0	45.3	0.81
Net Interest Income		$253.4			$250.5
Interest Rate Spread			2.75%			2.82%
Net Interest Margin			2.90%			3.08%
Noninterest-Bearing Demand Deposits	4,698.5			4,479.0
Other Liabilities	400.0			346.2
Shareholders' Equity	1,332.6			1,268.8
Total Liabilities and Shareholders' Equity	$18,706.1			$17,359.0

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $715,000 and $1,582,000 for the six months ended June 30, 2020 and June 30, 2019, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended June 30, 2020
	Compared to March 31, 2020
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	0.4	$(0.9)	$(0.5)
Investment Securities
Available-for-Sale
Taxable	(0.5)	(1.6)	(2.1)
Held-to-Maturity
Taxable	(0.5)	(2.0)	(2.5)
Total Investment Securities	(1.0)	(3.6)	(4.6)
Loans and Leases
Commercial and Industrial	5.1	(0.4)	4.7
Commercial Mortgage	0.7	(3.5)	(2.8)
Construction	0.4	(0.4)	—
Residential Mortgage	0.4	(1.3)	(0.9)
Home Equity	(0.1)	(0.8)	(0.9)
Automobile	(0.2)	—	(0.2)
Other [2]	(0.2)	(0.3)	(0.5)
Total Loans and Leases	6.1	(6.7)	(0.6)
Other	—	(0.1)	(0.1)
Total Change in Interest Income	5.5	(11.3)	(5.8)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	(0.4)	(0.4)
Savings	0.2	(5.1)	(4.9)
Time	0.3	(1.3)	(1.0)
Total Interest-Bearing Deposits	0.5	(6.8)	(6.3)
Short-Term Borrowings	—	(0.1)	(0.1)
Other Debt	(0.1)	—	(0.1)
Total Change in Interest Expense	0.4	(6.9)	(6.5)

Change in Net Interest Income	$5.1	$(4.4)	$0.7

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended June 30, 2020
	Compared to June 30, 2019
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.6	$(1.3)	$(0.7)
Investment Securities
Available-for-Sale
Taxable	3.8	(3.8)	—
Non-Taxable	(0.6)	0.1	(0.5)
Held-to-Maturity
Taxable	(2.4)	(2.2)	(4.6)
Non-Taxable	(0.9)	(0.2)	(1.1)
Total Investment Securities	(0.1)	(6.1)	(6.2)
Loans and Leases
Commercial and Industrial	5.5	(2.5)	3.0
Commercial Mortgage	2.3	(5.9)	(3.6)
Construction	1.4	(0.6)	0.8
Commercial Lease Financing	(0.3)	(0.2)	(0.5)
Residential Mortgage	2.0	(2.0)	—
Home Equity	(0.3)	(1.6)	(1.9)
Automobile	0.1	(0.1)	—
Other [2]	0.1	(0.6)	(0.5)
Total Loans and Leases	10.8	(13.5)	(2.7)
Other	—	(0.1)	(0.1)
Total Change in Interest Income	11.3	(21.0)	(9.7)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.1	(0.9)	(0.8)
Savings	0.9	(7.6)	(6.7)
Time	(0.1)	(3.0)	(3.1)
Total Interest-Bearing Deposits	0.9	(11.5)	(10.6)
Short-Term Borrowings	(0.1)	(0.4)	(0.5)
Securities Sold Under Agreements to Repurchase	0.8	(1.5)	(0.7)
Other Debt	(0.4)	0.2	(0.2)
Total Change in Interest Expense	1.2	(13.2)	(12.0)

Change in Net Interest Income	$10.1	$(7.8)	$2.3

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Six Months Ended June 30, 2020
	Compared to June 30, 2019
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$1.1	$(2.7)	$(1.6)
Investment Securities
Available-for-Sale
Taxable	10.7	(5.8)	4.9
Non-Taxable	(3.2)	0.6	(2.6)
Held-to-Maturity
Taxable	(4.4)	(1.7)	(6.1)
Non-Taxable	(2.2)	(0.4)	(2.6)
Total Investment Securities	0.9	(7.3)	(6.4)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	6.3	(5.4)	0.9
Commercial Mortgage	4.9	(8.2)	(3.3)
Construction	2.2	(0.8)	1.4
Commercial Lease Financing	(0.5)	(0.3)	(0.8)
Residential Mortgage	4.0	(2.6)	1.4
Home Equity	(0.4)	(2.4)	(2.8)
Automobile	0.6	(0.3)	0.3
Other [2]	0.7	(0.7)	—
Total Loans and Leases	17.8	(20.7)	(2.9)
Other	—	(0.2)	(0.2)
Total Change in Interest Income	19.9	(30.9)	(11.0)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.2	(1.5)	(1.3)
Savings	1.7	(8.1)	(6.4)
Time	—	(4.0)	(4.0)
Total Interest-Bearing Deposits	1.9	(13.6)	(11.7)
Short-Term Borrowings	—	(0.5)	(0.5)
Securities Sold Under Agreements to Repurchase	1.6	(2.8)	(1.2)
Other Debt	(0.8)	0.3	(0.5)
Total Change in Interest Expense	2.7	(16.6)	(13.9)

Change in Net Interest Income	$17.2	$(14.3)	$2.9

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2020	2020	2019	2020	2019
Salaries	$32,739	$33,486	$32,834	$66,225	$65,314
Incentive Compensation	3,141	245	5,464	3,386	11,368
Share-Based Compensation	2,021	1,291	1,994	3,312	5,073
Commission Expense	1,647	1,374	1,704	3,021	2,634
Retirement and Other Benefits	4,446	4,706	4,580	9,152	9,687
Payroll Taxes	2,782	4,543	2,643	7,325	6,890
Medical, Dental, and Life Insurance	3,830	4,142	3,926	7,972	8,391
Separation Expense	109	4,676	366	4,785	740
Total Salaries and Benefits	$50,715	$54,463	$53,511	$105,178	$110,097

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2020	2020	2019	2019	2019
Commercial
Commercial and Industrial	$1,956,939	$1,558,232	$1,379,152	$1,361,011	$1,408,729
Commercial Mortgage	2,707,534	2,616,243	2,518,051	2,477,296	2,411,289
Construction	245,099	245,390	194,170	154,754	119,228
Lease Financing	113,187	110,704	122,454	163,672	163,070
Total Commercial	5,022,759	4,530,569	4,213,827	4,156,733	4,102,316
Consumer
Residential Mortgage	3,989,393	3,928,183	3,891,100	3,846,511	3,785,006
Home Equity	1,640,887	1,692,154	1,676,073	1,681,951	1,694,577
Automobile	700,702	716,214	720,286	713,424	703,523
Other [1]	451,629	485,660	489,606	482,679	473,707
Total Consumer	6,782,611	6,822,211	6,777,065	6,724,565	6,656,813
Total Loans and Leases	$11,805,370	$11,352,780	$10,990,892	$10,881,298	$10,759,129

Deposits
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2020	2020	2019	2019	2019
Consumer	$8,766,885	$8,294,464	$8,118,494	$7,893,454	$7,880,284
Commercial	7,295,033	6,358,583	6,324,214	6,153,492	6,178,984
Public and Other	1,361,237	1,402,314	1,341,774	1,293,806	1,429,553
Total Deposits	$17,423,155	$16,055,361	$15,784,482	$15,340,752	$15,488,821

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2020	2020	2019	2019	2019
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$459	$634	$830	$573	$552
Commercial Mortgage	8,672	9,048	9,244	11,088	11,310
Total Commercial	9,131	9,682	10,074	11,661	11,862
Consumer
Residential Mortgage	5,888	4,330	4,125	4,258	4,697
Home Equity	5,176	4,086	3,181	2,787	2,486
Total Consumer	11,064	8,416	7,306	7,045	7,183
Total Non-Accrual Loans and Leases	20,195	18,098	17,380	18,706	19,045
Foreclosed Real Estate	2,506	2,506	2,737	2,939	2,737
Total Non-Performing Assets	$22,701	$20,604	$20,117	$21,645	$21,782

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$—	$—	$81	$—
Total Commercial	—	—	—	81	—
Consumer
Residential Mortgage	$4,937	$3,024	$1,839	$2,032	$1,859
Home Equity	3,519	3,426	4,125	2,320	2,981
Automobile	133	866	949	582	607
Other [1]	296	1,205	1,493	1,076	963
Total Consumer	8,885	8,521	8,406	6,010	6,410
Total Accruing Loans and Leases Past Due 90 Days or More	$8,885	$8,521	$8,406	$6,091	$6,410
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$59,713	$61,425	$63,103	$46,178	$48,563
Total Loans and Leases	$11,805,370	$11,352,780	$10,990,892	$10,881,298	$10,759,129

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.17%	0.16%	0.16%	0.17%	0.18%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.19%	0.18%	0.18%	0.20%	0.20%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and
Leases and Commercial Foreclosed Real Estate	0.18%	0.21%	0.24%	0.28%	0.29%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.20%	0.16%	0.15%	0.15%	0.15%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.27%	0.26%	0.26%	0.25%	0.26%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$20,604	$20,117	$21,645	$21,782	$17,925
Additions	5,856	1,754	883	1,035	6,186
Reductions
Payments	(2,736)	(315)	(495)	(984)	(441)
Return to Accrual Status	(822)	(437)	(1,673)	—	(1,344)
Sales of Foreclosed Real Estate	—	(231)	(201)	—	(374)
Charge-offs/Write-downs	(201)	(284)	(42)	(188)	(170)
Total Reductions	(3,759)	(1,267)	(2,411)	(1,172)	(2,329)
Balance at End of Quarter	$22,701	$20,604	$20,117	$21,645	$21,782

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2020	2020	2019	2020	2019
Balance at Beginning of Period	$141,467	$116,849	$112,845	$116,849	$113,515
CECL Adoption (Day 1) Impact	—	(5,072)	—	(5,072)	—
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(656)	(693)	(206)	(1,349)	(576)
Commercial Mortgage	—	—	—	—	(1,616)
Consumer
Residential Mortgage	(64)	(20)	(51)	(84)	(55)
Home Equity	(273)	—	(145)	(273)	(440)
Automobile	(3,114)	(2,500)	(1,691)	(5,614)	(3,444)
Other [1]	(4,176)	(3,964)	(3,036)	(8,140)	(5,826)
Total Loans and Leases Charged-Off	(8,283)	(7,177)	(5,129)	(15,460)	(11,957)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	1,524	289	401	1,813	902
Commercial Mortgage	—	40	—	40	—
Consumer
Residential Mortgage	118	263	95	381	579
Home Equity	321	976	746	1,297	1,334
Automobile	547	1,005	908	1,552	1,789
Other [1]	662	864	628	1,526	1,332
Total Recoveries on Loans and Leases Previously Charged-Off	3,172	3,437	2,778	6,609	5,936
Net Loans and Leases Charged-Off	(5,111)	(3,740)	(2,351)	(8,851)	(6,021)
Provision for Credit Losses	40,400	33,600	4,000	74,000	7,000
Provision for Unfunded Commitments	(798)	(170)	—	(968)	—
Balance at End of Period [2]	$175,958	$141,467	$114,494	$175,958	$114,494

Components
Allowance for Credit Losses	$173,439	$138,150	$107,672	$173,439	$107,672
Reserve for Unfunded Commitments	2,519	3,317	6,822	2,519	6,822
Total Reserve for Credit Losses	$175,958	$141,467	$114,494	$175,958	$114,494

Average Loans and Leases Outstanding	$11,727,649	$11,060,707	$10,631,558	$11,394,178	$10,549,893

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.18%	0.14%	0.09%	0.16%	0.12%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.47%	1.22%	1.00%	1.47%	1.00%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended June 30, 2020
Net Interest Income	$73,221	$51,219	$2,251	$126,691
Provision for Credit Losses	6,137	(1,025)	35,288	40,400
Net Interest Income (Loss) After Provision for Credit Losses	67,084	52,244	(33,037)	86,291
Noninterest Income	28,943	7,076	15,249	51,268
Noninterest Expense	(70,744)	(14,776)	(3,372)	(88,892)
Income (Loss) Before Provision for Income Taxes	25,283	44,544	(21,160)	48,667
Provision for Income Taxes	(6,451)	(10,940)	7,632	(9,759)
Net Income (Loss)	$18,832	$33,604	$(13,528)	$38,908
Total Assets as of June 30, 2020	$7,416,337	$5,033,297	$7,320,308	$19,769,942

Three Months Ended June 30, 2019 [1]
Net Interest Income	$77,063	$45,703	$1,331	$124,097
Provision for Credit Losses	2,526	(175)	1,649	4,000
Net Interest Income (Loss) After Provision for Credit Losses	74,537	45,878	(318)	120,097
Noninterest Income	35,967	6,938	2,545	45,450
Noninterest Expense	(68,543)	(21,260)	(2,922)	(92,725)
Income (Loss) Before Provision for Income Taxes	41,961	31,556	(695)	72,822
Provision for Income Taxes	(10,405)	(7,945)	2,447	(15,903)
Net Income	$31,556	$23,611	$1,752	$56,919
Total Assets as of June 30, 2019 [1]	$6,924,338	$4,089,452	$6,675,055	$17,688,845

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Six Months Ended June 30, 2020 [1]
Net Interest Income	$147,135	$96,456	$9,066	$252,657
Provision for Credit Losses	9,588	(735)	65,147	74,000
Net Interest Income (Loss) After Provision for Credit Losses	137,547	97,191	(56,081)	178,657
Noninterest Income	61,533	18,811	17,073	97,417
Noninterest Expense	(141,644)	(32,122)	(11,438)	(185,204)
Income (Loss) Before Provision for Income Taxes	57,436	83,880	(50,446)	90,870
Provision for Income Taxes	(14,527)	(20,494)	17,801	(17,220)
Net Income (Loss)	$42,909	$63,386	$(32,645)	$73,650
Total Assets as of June 30, 2020	$7,416,337	$5,033,297	$7,320,308	$19,769,942

Six Months Ended June 30, 2019 [1]
Net Interest Income	$153,415	$92,993	$2,526	$248,934
Provision for Credit Losses	4,750	1,271	979	7,000
Net Interest Income After Provision for Credit Losses	148,665	91,722	1,547	241,934
Noninterest Income	70,445	13,999	4,685	89,129
Noninterest Expense	(137,970)	(42,215)	(5,597)	(185,782)
Income Before Provision for Income Taxes	81,140	63,506	635	145,281
Provision for Income Taxes	(20,239)	(13,947)	4,623	(29,563)
Net Income	$60,901	$49,559	$5,258	$115,718
Total Assets as of June 30, 2019 [1]	$6,924,338	$4,089,452	$6,675,055	$17,688,845

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2020	2020	2019	2019	2019
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$107,628	$108,210	$109,223	$110,877	$110,401
Income on Investment Securities
Available-for-Sale	14,576	16,711	16,158	17,512	15,072
Held-to-Maturity	16,723	19,252	18,750	18,796	22,149
Deposits	1	9	8	9	9
Funds Sold	92	546	723	656	730
Other	125	218	239	233	210
Total Interest Income	139,145	144,946	145,101	148,083	148,571
Interest Expense
Deposits	7,954	14,260	16,407	18,055	18,628
Securities Sold Under Agreements to Repurchase	4,020	4,025	4,071	4,257	4,623
Funds Purchased	18	72	25	146	512
Short-Term Borrowings	22	39	—	1	1
Other Debt	440	584	713	728	710
Total Interest Expense	12,454	18,980	21,216	23,187	24,474
Net Interest Income	126,691	125,966	123,885	124,896	124,097
Provision for Credit Losses	40,400	33,600	4,750	4,250	4,000
Net Interest Income After Provision for Credit Losses	86,291	92,366	119,135	120,646	120,097
Noninterest Income
Trust and Asset Management	10,550	10,915	11,157	10,930	11,385
Mortgage Banking	4,278	2,695	3,199	4,864	3,336
Service Charges on Deposit Accounts	5,097	7,451	7,835	7,592	7,283
Fees, Exchange, and Other Service Charges	9,417	13,200	14,533	14,900	14,252
Investment Securities Gains (Losses), Net	13,216	(970)	(906)	(1,469)	(776)
Annuity and Insurance	883	928	1,272	1,278	1,806
Bank-Owned Life Insurance	1,649	1,580	1,879	1,647	1,779
Other	6,178	10,350	8,733	6,765	6,385
Total Noninterest Income	51,268	46,149	47,702	46,507	45,450
Noninterest Expense
Salaries and Benefits	50,715	54,463	51,664	54,345	53,511
Net Occupancy	8,761	8,955	8,824	8,803	8,579
Net Equipment	8,195	8,456	7,930	7,637	6,895
Data Processing	4,416	4,788	4,828	4,676	4,727
Professional Fees	3,061	3,208	3,257	2,184	2,177
FDIC Insurance	1,558	1,456	1,376	1,257	1,290
Other	12,186	14,986	15,217	21,447	15,546
Total Noninterest Expense	88,892	96,312	93,096	100,349	92,725
Income Before Provision for Income Taxes	48,667	42,203	73,741	66,804	72,822
Provision for Income Taxes	9,759	7,461	15,598	14,752	15,903
Net Income	$38,908	$34,742	$58,143	$52,052	$56,919

Basic Earnings Per Share	$0.98	$0.88	$1.46	$1.30	$1.40
Diluted Earnings Per Share	$0.98	$0.87	$1.45	$1.29	$1.40

Balance Sheet Totals
Loans and Leases	$11,805,370	$11,352,780	$10,990,892	$10,881,298	$10,759,129
Total Assets	19,769,942	18,542,233	18,095,496	17,672,140	17,688,845
Total Deposits	17,423,155	16,055,361	15,784,482	15,340,752	15,488,821
Total Shareholders' Equity	1,352,082	1,327,929	1,286,832	1,291,490	1,285,948

Performance Ratios
Return on Average Assets	0.82%	0.77%	1.29%	1.17%	1.31%
Return on Average Shareholders' Equity	11.58	10.64	17.84	16.02	17.97
Efficiency Ratio [1]	49.95	55.96	54.26	58.55	54.69
Net Interest Margin [2]	2.83	2.96	2.95	3.01	3.04

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends					Table 15
	Five Months Ended		Year Ended
($ in millions; jobs in thousands)	May 31, 2020		December 31, 2019		December 31, 2018
Hawaii Economic Trends
State General Fund Revenues [1]	$2,687.4	(16.0)%	$7,316.5	5.5%	$6,933.1	6.9%
General Excise and Use Tax Revenue [1]	$1,428.0	(8.0)%	$3,602.2	5.1%	$3,426.5	2.3%
Jobs [2]	479.6		648.9		649.9

				June 30,	December 31,
(spot rates)				2020	2019	2018
Unemployment [3]
Statewide, seasonally adjusted				13.9%	2.7%	2.6%

Oahu				12.5	2.1	2.2
Island of Hawaii				13.7	2.8	2.9
Maui				22.6	2.2	2.2
Kauai				20.2	2.4	2.3

			June 30,	December 31,
(percentage change, except months of inventory)			2020	2019	2018	2017
Housing Trends (Single Family Oahu) [4]
Median Home Price			1.3%	(0.1)%	4.6%	2.7%
Home Sales Volume (units)			(4.8)%	3.9%	(7.7)%	6.3%
Months of Inventory			2.5	2.5	2.8	2.1

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Not Seasonally Adjusted		from Previous Year
Tourism [5]
May 31, 2020				9.1		(98.9)
April 30, 2020				4.6		(99.5)
March 31, 2020				434.9		(53.7)
February 29, 2020				828.1		5.8
January 31, 2020				862.6		5.1
December 31, 2019				954.3		6.0
November 30, 2019				811.4		4.2
October 31, 2019				800.4		4.8
September 30, 2019				741.3		3.5
August 31, 2019				928.2		9.8
July 31, 2019				997.9		6.2
June 30, 2019				951.6		6.1
May 31, 2019				841.4		4.6
April 30, 2019				856.3		6.6
March 31, 2019				939.1		3.9
February 28, 2019				782.7		0.5
January 31, 2019				820.6		3.0
December 31, 2018				900.2		2.3
November 30, 2018				778.5		3.9
October 31, 2018				763.7		3.5
September 30, 2018				716.1		2.2
August 31, 2018				845.1		3.2
July 31, 2018				939.4		5.3
June 30, 2018				897.1		7.3
May 31, 2018				804.1		7.0
April 30, 2018				803.0		6.6
March 31, 2018				903.6		12.5
February 28, 2018				778.6		10.3
January 31, 2018				796.5		5.4

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor Statistics
[3] Source: Hawaii Department of Labor and Industrial Relations, County jobs data not seasonally adjusted.
[4] Source: Honolulu Board of REALTORS
[5] Source: Hawaii Tourism Authority